SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K
                                   --------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 21, 2000
                                                          -------------

                 PaineWebber Insured Mortgage Partners 1-B, L.P.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-18076                     04-3038480
--------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                 (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                     02110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (617) 439-8118
                                                  ---------------


            (Former name or address, if changed since last report)

                                    FORM 8-K

                                 CURRENT REPORT

                 PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.
                 -----------------------------------------------

ITEM 2 - Disposition of Assets

EMERALD COVE - GNMA Certificate and Participating Mortgage Loan

   Disposition Date - July 21, 2000

      On July 21, 2000, the Partnership received total consideration of approximately $11,072,000 for the sale of its Participating Insured Mortgage Loan secured by the Emerald Cove Apartments, a 276-unit facility located in Charlotte, North Carolina. The Participating Insured Mortgage Loan consists of a GNMA Certificate with an 8.75% coupon interest rate and a subordinated note securing the Contingent Component of the Partnership's interest in the Emerald Cove property. The Contingent Component of the Participating Insured Mortgage Loan provides for the payment of Contingent Interest equal to 25% of the Net Project Cash Flow, if any, and 25% of the Net Project Residuals, if any, derived from the applicable Project. The face value of the GNMA Certificate as of the date of the sale was approximately $10,426,000. The excess of the total proceeds over the face amount of the GNMA Certificate reflects a premium on the GNMA itself, accrued interest through the date of the sale and the value attributed to the Contingent Component. As reported in the Partnership's Quarterly Report on Form 10-Q for the quarter ended April 30, 2000, the Partnership had reached an agreement with the Emerald Cove property owner regarding what the Partnership would accept from a sale transaction as repayment in full of the Participating Insured Mortgage Loan, provided that such a sale transaction was completed by June 30, 2000. As reported in the Quarterly Report, if a near term prepayment of the Emerald Cove investment was not completed, then the Partnership planned to conduct a secondary market sale process similar to the one completed for the Quarter Mill investment in January of 2000. Subsequent to the quarter ended April 30, 2000, the potential sale transaction involving the Emerald Cove property was terminated, and the Partnership engaged the services of a mortgage brokerage firm to market the Emerald Cove Participating Loan for sale. As a result of these marketing efforts, several offers were received. The winning bidder funded a non-refundable deposit of $135,000 on July 11, and the remainder of the proceeds were received on July 21. As a result of this transaction, the Partnership no longer has any interest in the Emerald Cove property.

      As a result of the disposition on July 21, 2000 of the Partnership's investments secured by the Emerald Cove Apartments, the Partnership is currently proceeding with an orderly liquidation. Management currently expects to make a Liquidating Distribution, which will include the net proceeds of the Emerald Cove transaction along with the remaining Partnership reserves after the payment of all liquidation-related expenses, on or before August 31, 2000.

ITEM 7 - Financial Statements and Exhibits

(a)   Financial Statements:  None

   (b) Exhibits:

     (1) Asset Sale Agreement dated July 11, 2000 by and between PaineWebber Insured Mortgage Partners 1-B, L.P. (the Seller) and PNL Partners 2000, L.P. (the Buyer).

     (2) Bill of Sale dated July 21, 2000.

     (3) Allonge dated July 21, 2000.

     (4) Assignment of Deed of Trust dated July 21, 2000.

     (5) Closing Statement.

                                    FORM 8-K

                                 CURRENT REPORT

                 PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.
                 -----------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.
                           -----------------------------------------------
                                         (Registrant)


                              First Insured Mortgage Partners, Inc.
                              -------------------------------------


                              By:  /s/ Walter V. Arnold
                                   --------------------
                                    Walter V. Arnold
                                    Senior Vice President and
                                    Chief Financial Officer


Date:  August 1, 2000

                              ASSET SALE AGREEMENT
                              --------------------

             PaineWebber - Emerald Cove Partners Limited Partnership
                   Sale of GNMA Certificate (CUSIP #36220JAU0)
        Sale of non-performing Subordinated Note in the amount of $10.00
    Sale of non-interest bearing Promissory Note in the amount of $52,143.75

      THIS ASSET SALE AGREEMENT ("Agreement"), entered into this 11th day of July, 2000 by and between PaineWebber Insured Mortgage Partners 1-B, L. P. (the "Seller"), and PNL Partners 2000, L.P. (the "Buyer") sets forth the terms and conditions whereby the Seller agrees to sell and the Buyer agrees to purchase the Loans identified herein.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

1. Definitions. Capitalized terms shall be defined as set forth in this Agreement, including in Appendix A to this Agreement.

2. Agreement to Purchase and Sell. Subject to and in accordance with the terms and conditions of this Agreement, the Seller hereby agrees to sell, assign, transfer and convey to the Buyer on the Closing Date, and the Buyer hereby agrees to purchase and accept on the Closing Date, all rights, title, and interests of the Seller, as of the Closing Date, in, to and under the Loans.

3. Closing. The closing shall occur on the Closing Date at the offices of Bartlett, Hackett Feinberg ("Escrow Agent"), 10 High Street Suite #920 Boston, MA 02109 or at such other place designated by Consultant, provided that the parties may agree to delivery of closing documents by hand, overnight delivery or mail. In the event a copy of the Seller's signature to this Agreement is not delivered to Buyer within one Business Day after the Date hereof, the Buyer may extend the Closing Date by one Business Day for each Business Day of such delay.

      3.1 Payment of Adjusted Purchase Price. On the Closing Date, the Buyer shall pay to the Seller, either in cash or by wire transfer in immediately available funds, the amount of the Purchase Price, adjusted as follows: (i) less the Earnest Money previously received by Seller, (ii) plus a prorated of the interest portion of the August 15, 2000 scheduled payment on the Certificate. All rights to past, present and future payments due on the Subordinated Note and Promissory Note shall be for the benefit of the Buyer. The adjusted Purchase Price shall be calculated on a settlement statement prepared by the Seller and available for the Buyer's review one Business Day prior to the Closing Date.

      3.2 Conveyance. Upon receipt of the Purchase Price, the Seller shall sell, assign, transfer and convey the Loans to the Buyer subject to and in accordance with the provisions of this Agreement.

      3.3 Taxes, Fees, Etc. The Buyer shall pay all transfer, filing and recording fees, taxes, costs and expenses, and any applicable documentary taxes, required to be paid by either the Seller or the Buyer in connection with the transactions contemplated hereby, and hereby agrees to indemnify and hold the Seller harmless from and against any and all claims, liability, costs and expenses arising out of or in connection with the failure of the Buyer to pay any such amount on a timely basis. The Seller shall be entitled to require the payment of any such fees, taxes, costs and expenses at or prior to the closing and as a condition thereof.

      3.4 Payments Subsequent to the Closing Date. From time to time after the Closing Date the Seller shall pay to the Buyer, promptly after receipt thereof, the net amount of any Collections received by the Seller on or after the Closing Date (to the extent collected in good funds by the Seller) and not already so paid to the Buyer, but only after all payments due to Seller from Buyer in connection with the sale of the Loans have been paid to Seller, including, without limitation, any costs and expenses related to any Collections.

4.    Transfer of Loans.

      4.1 Closing Documents. Not later than the Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent (i) a Bill of Sale in the form attached hereto as Attachment 1, selling, assigning, transferring and conveying to the Buyer all rights, title and interests of the Seller in, to and under the Loans, all on the terms and conditions set forth in this Agreement;
(ii) an original Subordinated Note and an original or copy with lost note affidavit (in form satisfactory to Buyer) of the Promissory Note, endorsed to the Buyer in the form attached hereto as Attachment 2; and (iii) an assignment of the Mortgage in the form attached hereto as Attachment 3 (collectively, to the extent delivered to Escrow Agent, the "Closing Documents"). The endorsements and assignments included in the Closing Documents shall be without recourse, representation or warranty of any kind or nature. Such qualifying language on the endorsements and assignments shall not affect, limit or enlarge the obligations of the Seller and the rights, remedies and recourse of the Buyer under this Agreement.

      4.2 Escrow Agent's Delivery of Closing Documents. The Escrow Agent shall have no obligation to review the Closing Documents for completeness, authenticity, sufficiency, or otherwise. The Escrow Agent shall make the Closing Documents available for review by the Buyer prior to the closing. The Escrow Agent shall have the Closing Documents delivered to Buyer by hand or overnight delivery upon Escrow Agent's receipt of notification from Seller that the Seller has received the adjusted Purchase Price. In the event of a dispute or disagreement concerning delivery of the Closing Documents or Escrow Agent's duties hereunder, Escrow Agent shall take action at the written direction of both the Buyer or Seller or upon an order of a court of competent jurisdiction.

      4.3 Transfer of Certificate. Promptly after Seller's receipt of the adjusted Purchase Price, Seller and Buyer shall cooperate to cause the Certificate to be transferred from Seller to Buyer in accordance with the procedures of the depository. Buyer and Seller shall each bear its own costs in carrying out the book-entry transfer of the Certificate. If Buyer chooses to receive the Certificate in a form other than book-entry, Buyer shall be solely responsible for all costs incurred in connection with the transfer.

      4.4 Delivery of Collateral Documents, Etc. Promptly after the closing, the Seller shall deliver to the Buyer the entire Review File including, without limitation, originals of each Collateral Document to the extent originals are in the Seller's possession.

      4.5 Execution of Separate Loan Assignments. At and after the closing, to the extent prepared by Buyer, the Seller shall execute, and acknowledge if appropriate, for delivery to the Buyer one or more additional documents to the extent required by applicable public recording or filing laws to transfer to such Buyer the rights, title and interests of the Seller in, to and under the purchased Loans (collectively, "Separate Loan Assignments"). The Separate Loan Assignments shall be without recourse, representation or warranty of any kind or nature. Such qualifying language on the Separate Loan Assignments shall not affect, limit or enlarge the obligations of the Seller and the rights, remedies and recourse of the Buyer under this Agreement. Buyer shall prepare and furnish any and all further Separate Loan Assignments, if necessary, in form satisfactory to Seller. The Buyer shall promptly file or record each Separate Loan Assignment, at its sole cost and expense.

      4.6 Hazard, Liability Insurance, Etc. At the request and sole cost and expense of the Buyer, the Seller shall cooperate with the Buyer in executing written requests to each hazard, casualty and liability insurer, and to the writing agent for each flood hazard insurer, issuing a policy of insurance obtained by the Borrower with respect to the Loans, requesting an endorsement of its policy of insurance effective on the Closing Date adding the Buyer as the mortgagee, the loss payee and/or an insured named therein, as the case may be, together with instructions that such endorsement be forwarded directly to the Buyer, with a copy to the Seller at the address herein specified for notices. Each such request shall be prepared by the Buyer at its sole cost and expense, and any additional premium or other charge in connection therewith shall be paid by the Buyer. The Buyer shall not be entitled to be added to or acquire an interest in any policy of insurance obtained by the Seller. Any loss on or after the Closing Date either to the Borrower, the Buyer or to the value or collectability of the Loans due to the Seller's cancellation of collateral or real property risk insurance or its failure to identify Buyer as loss payee, mortgagee or other insured is the sole responsibility of the Buyer.

5. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants as follows:

      5.1 Organization, Existence, Etc. The Buyer is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of Buyer to perform its obligations hereunder.

      5.2 Authority and Enforceability, Etc. The Buyer has the power and authority to execute, deliver and perform each of the Sale Documents to which it is a party and has taken all necessary action to authorize such execution, delivery and performance. The Buyer's execution of this Agreement and its performance of its obligations hereunder are not subject to any further approval, vote or contingency from any person or committee. Assuming due authorization, execution and delivery by the Seller, the Sale Documents and all obligations of the Buyer thereunder are the legal, valid and binding obligations of the Buyer, enforceable in accordance with the terms of the Sale Documents, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      5.3 Conflict with Existing Laws or Contracts. The execution and delivery of the Sale Documents and the performance by the Buyer of its obligations thereunder will not conflict with or be a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which the Buyer is subject; and the Buyer has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Buyer of the Sale Documents.

      5.4 Financial Condition. Neither the Buyer nor any general partner, limited partner, shareholder or joint venturer in the Buyer is involved in any financial difficulties which would impair or prevent a closing pursuant to this Agreement on the Closing Date. The Buyer has now and will have as of the Closing Date sufficient liquid assets, capital and net worth to meet its obligations under the Sale Documents and to pay the Purchase Price without any financing or other contingencies.

      5.5 Decision to Purchase. The Buyer's bid and decision to purchase the Loans is based upon its own comprehensive review and independent expert evaluation and analysis of the Review File and other materials deemed relevant by the Buyer and its agents. The Buyer has made such independent investigation as the Buyer deems to be warranted into the nature, title, attachment, perfection, priority, validity, enforceability, collectability, and value of the Loans, the title, condition and value of any collateral securing the Loans, the market conditions and other characteristics of the places where any such collateral is located, and all other facts it deems material to the purchase of the Loans.

      5.6 No Reliance. In entering into this Agreement and the other Sale Documents, the Buyer has not relied upon any oral or written information from the Seller, Consultant, or any of their respective employees, agents, attorneys or representatives, other than the limited representations and warranties of the Seller contained herein. The Buyer acknowledges that no employee, agent, attorney or representative of the Seller or Consultant has been authorized to make, and that the Buyer has not relied upon, any statements, representations or warranties other than those specifically contained in this Agreement.

      5.7 Buyer a Sophisticated Investor. The Buyer is a sophisticated investor (as that term is used in regulations promulgated under the Securities Act of 1933) who could withstand the loss of the entire Purchase Price.

      5.8 Information True and Correct, Full Disclosure. The information provided by the Buyer in connection with its qualification as a bidder, was true and correct on the date provided and did not omit any information necessary to the accuracy and full disclosure of information provided and such information is accurate and complete on the date hereof except as the Buyer has otherwise disclosed in writing to the Seller upon or prior to submitting its bid.

      5.9 Confidentiality Agreement. The Buyer has not violated any of the terms of the Confidentiality Agreement. At no time has Buyer or any of its representatives or agents communicated with the Borrower or any of its representatives or agents regarding the Loans. Buyer has no affiliation with, any ownership interest in, or agreement with the Borrower or any of its representatives or agents regarding the Loans.

      5.10 Brokers. No broker or other party entitled to a commission is involved in connection with this transaction other than Consultant.

6. Seller's Representations, Warranties and Recourse. This sale is made without recourse against the Seller, or representation or warranty by the Seller, whether expressed, implied or imposed by law, of any kind or nature except as provided in Section 6 of this Agreement. The Seller has attempted to provide accurate information to all prospective Bidders. Without limiting the generality of the foregoing, the Seller does not represent, warrant or insure the accuracy or completeness of any information or its sources of information contained in the Bid Package or in the Review File, Collateral Documents, Certificate, Notes, or Loans (whether contained in originals, duplicate originals, copies, or magnetic media, including computer tapes and disks), including without limitation any reports or other information prepared by accountants, engineers, appraisers, environmental consultants or other professionals. The Seller has not, does not and will not make any representations or warranties with respect to the collectibility of the Loans or the value or condition of the Mortgaged Property.

     6.1 Representations and Warranties by the Seller. The Seller hereby represents and warrants as follows:

      6.1.1 Organization, Existence, Etc. The Seller is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of Seller to perform its obligations hereunder.

      6.1.2 Authority, Enforceability, Etc. The Seller has taken all necessary action to authorize execution, delivery and performance of each of the Sale Documents to which it is a party. Assuming due authorization, execution and delivery by the Buyer, the Sale Documents and all the obligations of the Seller thereunder are the legal, valid and binding obligations of the Seller enforceable in accordance with the terms of the Sale Documents, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      6.1.3 Conflict with Existing Laws or Contracts. The execution and delivery of the Sale Documents and the performance by the Seller of its obligations thereunder will not conflict with or be a breach of any material provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which the Seller is subject; and to the best of Seller's knowledge, the Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of the Sale Documents.

      6.1.4 Legal Action Against Seller. There is no action, suit or proceeding of which the Seller has received actual notice pending against Seller in any court or by or before any other governmental agency or instrumentality which would materially affect the ability of Seller to carry out the transactions contemplated by the Sale Documents.

      6.1.5 Brokers. No broker or other party, claiming by, through or under Seller, entitled to a commission is involved in connection with this transaction other than Consultant.

      6.2 Representations and Warranties by Seller as to the Loans. Except as otherwise disclosed in the Review File, Seller hereby represents and warrants that, as to the Loans, the following representations and warranties are true and correct in all material respect as of the date hereof.

      6.2.1 Title to Loans. To the best of Seller's knowledge, the Seller has good title to and is the sole owner of the Loans, free and clear of any liens, claims, encumbrances or other charges whatsoever. Except as disclosed in the Review File, the Seller has not previously assigned, conveyed, participated or transferred the Loans in whole or in part, nor entered into any agreement to do any of the preceding

      6.2.2 Enforceability. To the best of Seller's knowledge, the Notes and the Mortgage are the legal, valid and binding obligations of the Borrower thereof, enforceable against the Borrower in accordance with their terms (a) except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) except particular remedies, waivers and other provisions may not be enforceable, but to the best of Seller's knowledge such unenforceability does not affect the practical realization of the intended benefits of the Mortgage, meaning the ability of the holder thereof to foreclose the Mortgage for any payment default by the maker or obligor thereunder.

      6.2.3 No Defense by Borrower. To the best of Seller's knowledge, the Borrower has no valid defense that prevents enforcement by the holder thereof of the provisions of the Notes or Mortgage, or realization by the holder thereof or its assigns against the Mortgaged Property that arises from applicable local, state or federal laws, regulations or other requirements pertaining to usury and any or all other requirement of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, and equal credit opportunity or disclosure laws applicable to such Loans. To the best of Seller's knowledge, the Loans are not subject to any valid right of rescission, set-off, abatement, diminution, counterclaim or defense that prevents enforcement by the Seller thereof or its assigns of the provisions of the Notes or Mortgage, or realization by the Seller thereof or its assigns against the Mortgaged Property of the intended benefits of such Mortgage and to best of Seller's knowledge no such claims have been asserted as of the date hereof with respect to such Loan.

      6.2.4 Mortgage Priority/Title Insurance. The holders of the Mortgage are named insureds under certain loan title insurance policies which insure that the Mortgage are valid perfected deeds of trust, subject only to the exclusions, exceptions, conditions, stipulations, and limitations set forth in such loan title insurance policies, attorney's certification of title or other reports or documents contained in the Review File.

      6.2.5 Certain Schedule Information. To the best of Seller's knowledge, the statement of the principal balances and accrued and unpaid interest for the Loans set forth in Schedule A is true and correct as of the date of calculation.

      6.2.6 No Modification. Except by written instrument or other written documentation contained in the Review File, neither the Seller nor, to the best of Seller's knowledge, any prior holder of the Loans has modified the Notes or the Mortgage or satisfied, canceled or subordinated the Notes or the Mortgage in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgage or executed any instrument of release, cancellation or satisfaction. The Certificate, the Notes, and the Mortgage and any documents modifying their terms included in the Review File are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, canceled or otherwise changed except as disclosed in the Review File.

     6.2.7 Review File. The Review File includes all material documents in the possession of the Seller, or copies thereof, relating to the Loans.

     6.2.8 Disbursement of Loan Proceeds. The Borrower does not have the right to disbursement of additional loan proceeds or future advances with respect to the Loans.

      6.2.9 Cross-Collateralization. The Loans are not secured by the same property as any other loan held by Seller or its affiliated entities which is not the subject of this Agreement.

     6.2.10 Litigation. Seller has been informed orally of the existence of a judgement rendered by a court in the State of Georgia against Emerald Cove Partners Limited Partnership and Ronald P. Curry said to be in the approximate amount of $200,000, in favor of a real estate broker. Seller has no written information and no further knowledge of such judgment. Except for the aforementioned judgement, to the best of Seller's knowledge, the Seller has received no notice of any litigation, proceeding or governmental investigation pending, or any order, injunction or decree outstanding, existing or relating to the Loans or Mortgaged Property.

      6.2.11 Condemnation. To the best of the Seller's knowledge, the Seller has received no notice of any pending or threatened condemnation proceeding or similar proceeding affecting the Mortgaged Property or any part hereof which could have an adverse effect upon the current use of the Mortgaged Property for its intended purposes.

      6.2.12 Compliance with Laws. To the best of the Seller's knowledge, except as disclosed in the Review File, the Seller has received no written notice issued by any governmental authority or any party entitled to enforce a restrictive covenant affecting the Mortgaged Property to the effect that (i) any zoning law, ordinance or regulation was violated as of the date of closing of the Loans by the maintenance, operation, occupancy or use of any of the Mortgaged Property such that the violation would adversely affect the current operation, current occupancy or current use of the Mortgaged Property, (ii) any building, or other federal, state or municipal law, ordinance, regulation, or any restrictive covenant is currently violated by the current maintenance, current operation, current occupancy, or current use of any of the Mortgaged Property such that the violation would adversely affect the current operation, current occupancy or current use of the Mortgaged Property or (iii) any licenses, permits, inspections, authorizations, certifications and approvals required by any governmental authorities having jurisdiction over the operation of the Mortgaged Property, in its present manner, have not been performed or issued and paid for and are not in full force and effect, in each case without which the operation of the Mortgaged Property would be adversely affected.

      6.2.13 Real Estate Taxes. To the best of Seller's knowledge, Seller has not received any written notice of any unpaid real property taxes due and payable against the Mortgaged Property or any penalties or interest thereon except as disclosed in the municipal lien certificate included in the Review File. For the purposes of this representation and warranty, real estate taxes shall not be deemed to be due and payable until the Business Day immediately preceding the date on which such taxes would become delinquent such that interest would accrue or penalties would become assessable thereon.

      6.2.14 Environmental Matters. To the best of Seller's knowledge, except as disclosed in the Review File, and the Seller has not received any written notice that the Mortgaged Property is contaminated by Hazardous Substances at a level or in amount that poses a threat to human health or the environment sufficient to require remediation under any federal or state law at a cost of more than $100,000.

7. Conditions Precedent to Closing. The respective obligations of the Buyer and the Seller to complete the purchase and sale of the Loans pursuant to this Agreement are subject to the fulfillment on or prior to Closing Date of each of the following additional conditions to be fulfilled by the other, unless the same is specifically waived in writing by the party for whose benefit the same is to be fulfilled:

      7.1 Performance of Covenants. The Seller and the Buyer shall have performed all of their respective covenants and agreements contained herein which are required to be performed by them on or prior to the Closing Date.

      7.2 Representations and Warranties. All representations and warranties of the Buyer and Seller set forth in this Agreement shall be true in all material respects at and as of the Closing Date.

     7.3  Governmental  Approvals.   All  requisite  federal,  state  and  local
governmental and regulatory approvals relating to the transactions contemplated hereby, if any, shall have been obtained.

      7.4 Other Approvals. Upon the request of the other, the Seller and the Buyer shall provide certified copies of appropriate resolutions, directions and consents approving the execution and delivery of the Sale Documents and the consummation of the transactions contemplated thereby together with such other certificates of incumbency and other evidences of authority as the Seller or the Buyer or their respective counsel may reasonably require.

8.    Certain Obligations of the Buyer.

      8.1 Collection Practices. The Buyer will not violate any laws relating to unfair credit collection practices in connection with the Loans. The Buyer hereby agrees to indemnify the Seller and to hold it harmless from and against any and all claims, demands, losses, damages, penalties, fines, forfeitures, judgments, legal fees and any other costs, fees, and expenses incurred by the Seller as a result of (1) a breach by the Buyer of the aforesaid warranty or (2) any claim, demand, or assertion that, after the Closing Date, the Seller was in any way involved in or had in any way authorized any unlawful collection practices in connection with the Loans transferred to the Buyer pursuant to this Agreement. The Buyer agrees to notify the Seller within ten (10) Business Days of notice or knowledge of any such claim or demand.

      8.2 Reporting to or for the Internal Revenue Service. The Buyer agrees to submit all Internal Revenue Service Forms and Information Returns for the Loans for the full year in which the closing occurs and thereafter.

     9. Notice to Borrower. The Buyer shall, within five (5) Business Days after the Closing Date, give notice of this transfer to the Borrower, with a copy to the notice to the Seller, by first class U.S. Mail.

     10. Notice of Claim. The Buyer shall immediately notify the Seller of any claim, threatened claim, or any litigation against the Seller, Consultant, or any of their predecessors or affiliates which may come to its attention relating to the Loans.

     11. Notices. All notices or deliveries required or permitted hereunder shall be in writing and shall be deemed given when personally delivered to the individual hereinafter designated or when actually received by means of facsimile transmission, overnight mail, or registered or certified mail, return receipt requested, at the following address, or such other address as either party may hereafter designate by notice given in compliance with this Section to the other party:


BUYER:      PNL Partners 2000, L.P.
            2121 San Jacinto, Suite 2900
            Dallas, TX  75201

            Attention:  David Porter

            Telephone Number: (214) 379-9000
            Fax Number:       (214) 379-9001


SELLER:     PaineWebber Insured Mortgage Partners 1-B, L. P.
            c/o PaineWebber Properties
            265 Franklin Street, 15th Floor
            Boston, MA 02110

            Attention: Mark Dunne

            Telephone Number: (617) 439-8110
            Fax Number:       (617) 345-8725

With copies to:
            Jeffrey S. Nolan
            35 Grosvenor Park #2
            Lynn, MA 01902

            Telephone Number: (617) 803-8019
            Facsimile Number: (781) 592-0151

            and:
            Bartlett, Hackett, Feinberg P.C.
            10 High Street Suite #920
            Boston, MA  02110
            Attention: Brian Plunkett, Esq.

            Telephone Number: (617) 422-0200
            Facsimile Number: (617) 422-0383

Any notice sent by fax must be confirmed by delivery of an original or hard copy on the next Business Day following transmission.

12. Severability. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

13. Construction. Unless the context otherwise requires, singular nouns and pronouns (including defined terms), when used herein, shall be deemed to include the plural and vice versa, and impersonal pronouns shall be deemed to include the personal pronoun of the appropriate gender.

14. Assignment. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including any attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns. Notwithstanding anything herein to the contrary, however, Buyer shall not assign its rights under this Agreement without the prior written consent of the Seller, and in any event no such assignment shall relieve Buyer of any liability hereunder.

15. Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between the Seller and the Buyer with respect to the purchase of the Loans and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

16. Survival. Each and every covenant made by the Buyer or the Seller in this Agreement shall survive the closing and shall not merge into the closing documents, but instead shall be independently enforceable, provided, however, that the Seller's representations and warranties set forth in Section 6.1 and
6.2 shall expire (30) thirty days after the Closing Date, after which time no claim for breach of Seller's representations or warranties may be made.

17. Choice of Law. This Agreement and claims arising out of or in connection therewith shall be governed by and construed and enforced in accordance with the laws of the state of the Seller's incorporation or organization, or, if Seller is organized under the laws of the United States or a foreign jurisdiction, the state of the Seller's principal place of business, and the Buyer consents to jurisdiction in the federal or state courts situated in the city or county of the Seller's principal place of business.

18. Time of the Essence. Time is of the essence of all provisions of this Agreement.

19. Remedies and Recourse. In the event that the Seller shall have any liability hereunder or in connection with the transactions contemplated hereby with respect to the Loans, the Buyer's sole claim shall be against Seller and Buyer shall not make any claim against Consultant, its parents, subsidiaries, affiliates, agents or employees. Consultant shall not have any personal liability hereunder or in connection with the transactions contemplated hereby.

20. Limitation of Damages. Neither party shall be liable to the other party for any consequential, special or punitive damages. If after the Closing Date the Seller breaches any representation or warranty set forth in Section 6 which has not expired, the Buyer shall give written notice to the Seller within 30 days of the date of this agreement and the Seller shall have the right to cure such breach during a period of ninety (90) days after receipt of such notice. If such breach or failure is not duly cured within such ninety (90) day period, or not waived or consented to in writing by the Buyer, the Seller may elect, in its sole discretion to either (i) repurchase the Loans at the Repurchase Price, or
(ii) to pay to Buyer the Buyer's actual damages directly caused by such breach, up to an amount not exceeding the Repurchase Price. The Buyer's remedies set forth in this Section 20, shall be the exclusive remedies of the Buyer, and the Buyer shall not be entitled to any other rights, remedies or other relief, at law or in equity, for Seller's breach of any representation or warranty set forth in this Agreement.

                  [Remainder of Page Intentionally Left Blank]

      EXECUTED AS AN INSTRUMENT UNDER SEAL AS OF THE DATE WRITTEN ABOVE.


BUYER*:                        SELLER:

PNL Partners 2000, L.P.        PaineWebber Insured Mortgage Partners 1-B, L. P.



By:   /s/ David Porter         By:   /s/ Walter V. Arnold
      ------------------             --------------------
      David Porter                   Walter V. Arnold

Title: Manager of GP           Title: Senior Vice President
       -----------------              ----------------------

* THE BUYER ACKNOWLEDGES AND ACCEPTS THAT THE BID PROCESS SPECIFICALLY REQUIRED THAT THIS AGREEMENT, THE OTHER SALE DOCUMENTS AND ALL OTHER DOCUMENTS CONTAINED IN THE BID PACKAGE BE SIGNED WITHOUT MODIFICATION THERETO, AND THAT ANY SUCH MODIFICATION, IF MADE BY THE BUYER, ARE OF NO FORCE AND EFFECT. THE BUYER AGREES THAT THE FAILURE OR REFUSAL OF THE SELLER TO ALTER OR MODIFY IN ANY WAY THE TERMS OR CONDITIONS OF THIS AGREEMENT SHALL NOT AFFECT THE OBLIGATION OF THE BUYER TO PERFORM HEREUNDER.






             PaineWebber - Emerald Cove Partners Limited Partnership
                   Sale of GNMA Certificate (CUSIP #36220JAU0)
        Sale of non-performing Subordinated Note in the amount of $10.00
    Sale of non-interest bearing Promissory Note in the amount of $52,143.75

                                   APPENDIX A
                                   ----------

                                   Definitions
                                   -----------

      "Bid Form" means the form bid to purchase the Loans submitted by Buyer and accepted by Seller in accordance with the terms of the Bid Package.

      "Bid Package" means and includes all correspondence to Buyer concerning this transaction, the Bid Form, the Confidentiality Agreement, this Agreement and all documents relating hereto.

      "Bid Percentage" means the percentage amount bid by the Buyer for the Loans as shown on the Bid Form.

     "Borrower" means Emerald Cove Partners Limited Partnership; except that in reference to the Promissory Note, "Borrower" means Ronald P. Curry, A.G. Wise and Ralph Abercia.

      "Business Day" means any day other than a Saturday, Sunday or national holiday.

      "Buyer" is defined in the preamble hereto, and shall also mean and include its heirs, personal representatives, successors and assigns.

      "Calculation Date" is defined as July 20, 2000.

      "Certificate" means the book-entry GNMA pass-through certificate (CUSIP #36220JAU0) in the original amount of $10,873,900 dated April 1, 1992 issued by Love Funding Corporation.

      "Closing Date" is defined as July 21, 2000 or such other date as Seller and Buyer may agree in writing.

      "Closing Documents" is defined in Section 4.1 of this Agreement.

      "Collateral Document" means the Mortgage, any assignments of leases and rents, security agreements, financing statements, guaranties, and other agreements or documents, whether an original or a copy and whether or not similar to those enumerated, evidencing, securing, guarantying or otherwise documenting or giving notice of the Loans and any performance or payment obligations with respect thereto, and title insurance policies insuring the liens thereof, provided, however, that the term "Collateral Document" shall expressly exclude the Notes.

      "Collections"  means  all  payments,   proceeds  and/or  awards,  actually
received by the specified holder of the Notes, in cash, including checks which have been reduced to good funds,

      "Confidentiality Agreement" means any confidentiality agreement executed by Buyer in favor of Seller relating to the sale of the Loans.

     "Consultant" means Jeffrey S. Nolan (35 Grosvenor Park #2 Lynn,MA. 01902) agent for Seller.

      "Earnest Money" means the non-refundable payment under this agreement equal to $135,000 which Buyer shall deliver to Seller no later than the close of business on the Business Day following notice to Buyer from Seller of its selection as the winning bidder.

      "Escrow Agent" is defined in Section 3 of this Agreement, and shall also mean and include its heirs, personal representatives, successors and assigns.

      "Hazardous Substances" means any material or substance defined or designated as a pollutant, contaminant, hazardous or toxic waste, hazardous, extremely hazardous, toxic or acutely toxic waste, substance, material or constituent or other similar term (including, without limitation, asbestos, petroleum or any fractions thereof, infectious, carcinogenic or other etiologic agents, and urea formaldehyde), by any Federal, state or local environmental statute, regulation, or ordinance presently in effect.

      "Loans" means (a) the Certificate; (b) the loan obligations and debts evidenced by the, Subordinated Note and Promissory Note; (c) all rights to payment and other rights, title and interests of the Seller in, to and under the Certificate, Subordinated Note and Promissory Note, specifically including, all accrued interest and late charges; (d) each Collateral Document; (e) all rights, title, interests, powers, liens or security interests of the Seller in, to or under each Collateral Document, including without limitation claims and rights to and interests in proceeds of hazard or casualty insurance covering collateral securing such Loan and awards in eminent domain and condemnation proceedings affecting such collateral; (f) all Collections received by the Seller on or after the date of this Agreement and then or thereafter actually collected in good funds; (g) any right, claim or cause of action, and any liability or counterclaim associated therewith, arising out of or in connection with litigation pending, if any; (h) any judgment or execution based upon the Certificate, Subordinated Note and Promissory Note or any Collateral Document, to the extent attributable thereto, and any lien arising from any such judgment or execution; and (i) all other documents held by Seller contained in the Review File with respect to the Loans.

      "Mortgage" means the Subordinated Deed of Trust given by Borrower dated March 26, 1992 and recorded in the Mecklenburg County Registry of Deeds in Book 6825, Page 259, including, without limitation, all modifications, restructurings, extensions consolidations and amendments thereof.

      "Mortgaged Property" means the real property covered by the Mortgage.

      "Notes" means the Certificate, Subordinated Note and Promissory Note.


      "Promissory Note" means the non-interest bearing promissory note in the amount of $52,143.75 dated March 30, 1992 made by Ronald P. Curry, A.G. Wise and Ralph Abercia jointly and severally.

      "Purchase Price" means the principal balance of the Certificate on the Closing Date plus the agreed upon amount for the purchase of the Subordinated Note and Promissory Note as stated in the Offer Acceptance Agreement dated July 10, 2000.

      "Repurchase Price" means with respect to the Loans, the price to be paid by Seller for such Loans if repurchased from Buyer pursuant to the terms of this Agreement, which shall be computed as follows:

                  (a) the adjusted Purchase Price for such Loans paid by Buyer; minus

                  (b) all amounts paid by the Borrower or otherwise received or collected by Buyer in respect of the Loans between the Closing Date and the repurchase date (whether characterized as principal, interest, principal and interest, fees, expenses, proceeds and any other payment of every kind and nature), which amounts shall be evidenced and certified by Buyer to Seller as true and accurate; minus

                  (c) any diminution in the value of the Loans since the Closing Date attributable to the action, omission or fault of Buyer; plus

                  (d) all (i) reasonable amounts paid by the Buyer in good faith to third parties to collect principal, interest and other amounts due under the Loans, and (ii) commercially reasonable advances made by the Buyer to third parties in order to protect the security of its collateral and other advances made by the Buyer pursuant to the Collateral Documents, in each case from the Closing Date to the repurchase date (as evidenced by invoices and canceled checks) and (iii) all accrued and unpaid interest from the Closing Date through the repurchase date on such Loans.

      "Review File" means all instruments and documents, in the files of the Seller pertaining to the Loans, including without limitation, the Notes and any Collateral Documents and any loan summaries prepared by Consultant or the Seller, but excluding any documents prepared by or for the use of Seller or Consultant regarding the valuation of the Loans.

      "Sale Documents" means the Bid Package, this Agreement and all attachments hereto, and all other instruments, agreements, certificates and other documents at any time executed and delivered by or on behalf of the Seller and/or Buyer in connection with the sale of the Loans.

      "Separate Loan Assignments" is defined in Section 4.5 of this Agreement.

      "Seller" is defined in the preamble hereto and shall also mean and include its successors and assigns.

      "Seller; Sellers Knowledge" Whenever a representation is made to "the Seller's knowledge," "the best of Seller's knowledge," or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Mark Dunne, without independent investigation or inquiry. Mark Dunne is Seller's authorized agent who has had primary responsibility for the sale of the Loan to Buyer. Notwithstanding any other provision of this Agreement, if prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      "Subordinated Note" means the $10.00 Subordinated Note dated December 6, 1989 from Borrower payable to the order of Seller, including, without limitation, all modifications, restructurings, extensions consolidations and amendments thereof.





                                   SCHEDULE A
                                   ----------

                              STATEMENT OF BALANCES
                              ---------------------

      Certificate: The current outstanding principal balance under the Certificate as of 7/6/00 is $10,431,203.92. The next payment of principal and interest under the Certificate, in the scheduled amount of $81,266.75 is due on July 17, 2000. This payment will not be included in the sale. The principal balance of the Certificate after the July 17th payment will be updated prior to the closing date to reflect the principal payment associated with the July 17th payment.

      Subordinated  Note  (nominal  principal  amount  of  $10.00):   Contingent
Interest payments due on this note have not been paid per the terms of the note. No payments have been received during the term of this note.

      Promissory Note in the amount of $52,143.75 dated March 30, 1992 executed jointly and severally by Ronald P. Curry, A.G.Wise and Ralph Abercia. This is a non-interest bearing note.

                                  BILL OF SALE
                                  ------------

      PaineWebber Insured Mortgage Partners 1-B, L. P. (the "Seller"), for value received and pursuant to the terms and conditions of that certain Asset Sale Agreement dated July 11, 2000 between the Seller and PNL Partners 2000, L.P. (the "Buyer"), does hereby sell, assign, transfer and convey to Buyer, its heirs, administrators, representatives, successors and assigns, all rights, title and interests of the Seller, as of the date hereof, in, to and under the Loans described in the Asset Sale Agreement.

      THIS BILL OF SALE IS EXECUTED WITHOUT RECOURSE AND WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESSED, IMPLIED OR IMPOSED BY LAW, EXCEPT AS PROVIDED IN THE ASSET SALE AGREEMENT.

      EXECUTED this 21st day of July, 2000.

                SELLER: PaineWebber Insured Mortgage Partners 1-B, L. P.

                        By: First Insured Mortgage Partners, L.P., its general partner

                              By: First Insured Mortgage Partners, Inc., its managing general partner

                                    /s/ Margaret A. Fitts
                                    ---------------------
                                    Name:  Margaret A. Fitts
                                    Title: Vice President

                                     Allonge
                                     -------

      Reference is made to the $10.00 Subordinated Note dated December 6, 1989 from Emerald Cove Partners Limited Partnership (the "Subordinated Note") payable to the order of PaineWebber Insured Mortgage Partners 1-B, L. P. ("Assignor"). It is intended that this Allonge be attached to and made a permanent part of the Note.

      Pay to the order of PNL Partners 2000, L.P. ("Assignee"), without recourse, representations or warranties of any kind.

      Executed this 21st day of July, 2000.

                 PaineWebber Insured Mortgage Partners 1-B, L. P.

                        By: First Insured Mortgage Partners, L.P., its general partner

                              By: First Insured Mortgage Partners, Inc., its managing general partner

                                    /s/ Margaret A. Fitts
                                    ---------------------
                                    Name:  Margaret A. Fitts
                                    Title: Vice President

                           ASSIGNMENT OF DEED OF TRUST
                           ---------------------------

      PaineWebber Insured Mortgage Partners 1-B, L. P. ("Assignor"), having an address of c/o PaineWebber Properties Incorporated, 265 Franklin Street, Boston, MA 02110, the beneficiary under the Subordinated Deed of Trust given by Emerald Cove Partners Limited Partnership dated March 26, 1992 and recorded in the Mecklenburg County Registry of Deeds in Book 6825, Page 259, (together with any amendments, renewals, extensions, or modifications thereto, the "Deed of Trust") hereby assigns the Deed of Trust, and the note(s) and claim(s) secured thereby, to PNL Partners 2000, L.P. ("Assignee") with an address of 2121 San Jacinto, Suite 2900, Dallas, TX 75201. This assignment is made without recourse, representations or warranties of any kind.

      Executed under seal this 21st day of July, 2000.

                PaineWebber Insured Mortgage Partners 1-B, L. P.

                        By: First Insured Mortgage Partners, L.P., its general partner

                              By: First Insured Mortgage Partners, Inc., its managing general partner

                                    /s/ Margaret A. Fitts
                                    ---------------------
                                    Name:  Margaret A. Fitts
                                    Title: Vice President

                                CLOSING STATEMENT
                                -----------------

        Emerald Cove GNMA MBS (Pool #279119) with notes in the form of a Subordinated Note secured by the Emerald Cove Apartments in Charlotte,
                        NC and unsecured Promissory Note.


SELLER:        PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.

BUYER:         PNL PARTNERS 2000, L.P. ("PNL PARTNERS")

CLOSING DATE:  FRIDAY, JULY 21, 2000


 Description             Due on GNMA         Due on Notes          Total Due
 -----------             -----------         ------------          ---------

PURCHASE PRICE:
  GNMA MBS (@ 100-30)    $10,523,853.62                         $10,523,853.62

NOTES                                         $489,755.23           489,755.23

INTEREST ON GNMA
   FROM 7/01/00 to
        07/23/00              58,284.83                              58,284.83
                          -------------       -----------       --------------
SUBTOTALS                 10,582,138.45        489,755.23        11,071,893.68

LESS: EARNEST MONEY HELD
      BY SELLER                    0.00       (135,000.00)         (135,000.00)
                         --------------       -----------       --------------

TOTAL DUE TO SELLER      $10,582,138.45       $354,755.23       $10,936,893.68
                         ==============       ===========       ==============

                       To be transferred     To be wired by
                       via PTC to Seller's   PNL Partners to the
                       agent in accordance   Seller's account
                       with instructions     at State Street
                       previously provided.  Bank in accordance
                                             with wire instructions
                                             previously provided.

 BY SIGNING BELOW, Buyer and Seller agree and accept the terms and provisions in the Closing Statement.

 SELLER:

 PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P., a Delaware limited partnership

    By: First Insured Mortgage Partners, L.P., a Delaware limited partnership, the General Partner of PaineWebber Insured Mortgage Partners 1-B, L.P.

        By: First Insured Mortgage Partners, Inc., a Delaware corporation, the Managing General Partner of First Insured Mortgage Partners, L.P.


                        By: /s/ Margaret A. Fitts
                            ---------------------
                            Name: Margaret A. Fitts
                            Title:  Vice President

 BUYER:

 PNL PARTNERS 2000, L.P.

            By:

                        By: /s/ David Porter
                            ----------------
                            Name: David Porter
                            Title:  Manager of GP